                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                              MENLEY & JAMES, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                             MENLEY & JAMES, INC.
                        125 Strafford Avenue, Suite 300
                           Wayne, Pennsylvania 19087




                                                               April 16, 1999




Dear Stockholder:


     You are cordially invited to attend the Annual Meeting of Stockholders which will be held at the Hotel Inter-Continental New York, 111 East 48th Street, New York, New York, on Wednesday, May 19, 1999, at 10:00 a.m.

     The Notice and Proxy Statement on the following pages contain details concerning the business to come before the meeting. Management will report on the status of our current affairs, and there will be an opportunity for discussion concerning Menley and James, Inc. and its activities. Please sign and return your proxy card in the enclosed envelope to ensure that your shares will be represented and voted at the meeting even if you cannot attend. You are urged to sign and return the enclosed proxy card even if you plan to attend the meeting.

   I look forward to personally meeting all stockholders who are able to attend.



                                            Sincerely,



                                            Lawrence D. White
                                            President and Chief Executive
                                            Officer

                             MENLEY & JAMES, INC.
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held May 19, 1999


                            To the Stockholders of
                             Menley & James, Inc.



     Notice Is Hereby Given that the Annual Meeting of the Stockholders of Menley & James, Inc. (the "Annual Meeting") will be held at the Hotel Inter-Continental New York, 111 East 48th Street, New York, New York, on Wednesday, May 19, 1999, at 10:00 a.m. local time for the following purposes:


     1. To elect six directors to serve for one-year terms until the 2000 Annual Meeting of Stockholders;


     2. To ratify the selection, by the Board of Directors, of Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of Menley & James, Inc. for the year ended December 31, 1999;


     3. To transact such other business as may properly come before the Meeting in connection with the foregoing or otherwise.


     The Board of Directors has fixed the close of business on April 13, 1999, as the record date for the purpose of determining stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A list of such stockholders will be open to the examination of any stockholder during regular business hours for a period of ten days prior to the Annual Meeting at the principal executive offices of Menley & James, Inc. at 125 Strafford Avenue, Suite 300, Wayne, Pennsylvania.



                                            By Order of the Board of Directors,




                                            Greg L. Kearl
                                            Secretary


Wayne, Pennsylvania
April 16, 1999







--------------------------------------------------------------------------------
  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. YOU
  ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT
  TO ATTEND IN PERSON, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE
  ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                             MENLEY & JAMES, INC.
                        125 Strafford Avenue, Suite 300
                           Wayne, Pennsylvania 19087

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                                 May 19, 1999


     The enclosed proxy is solicited by the Board of Directors of Menley & James, Inc. ("Menley & James") for use at the 1999 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Hotel Inter-Continental New York, 111 East 48th Street, New York, New York, on Wednesday, May 19, 1999, at 10:00 a.m. local time, and at any postponement or adjournment thereof. The enclosed proxy, properly executed and received by the Secretary of Menley & James prior to the Annual Meeting, and not revoked, will be voted in accordance with the directions thereon, and if no directions are indicated, the proxy will be voted for each nominee for election as a director and for approval of the selection of Ernst & Young LLP as independent auditors for Menley & James for the year ended December 31, 1998.

     The principal executive offices of Menley & James are located at 125 Strafford Avenue, Suite 300, Wayne, Pennsylvania 19087.

     At the date of this Proxy Statement, management has no knowledge of any business, other than that described herein, which will be presented for consideration at the Annual Meeting. In the event any other business is properly presented at the Annual Meeting, it is intended that the persons named in the enclosed proxy will have authority to vote such proxy in accordance with their judgment on such business.

     The first date on which this proxy statement and the enclosed form of proxy are being sent to Menley & James' stockholders is on or about April 16, 1999.

     Stockholders who do not expect to attend in person are urged to sign, date and return the enclosed proxy in the envelope provided. In order to avoid unnecessary expense, we ask your cooperation in mailing your proxy promptly, no matter how large or how small your holdings may be.


                                    Voting


     As of the close of business on April 13, 1999, the Record Date for determining stockholders entitled to vote at the Annual Meeting, Menley & James had 6,169,040 shares of its $.01 par value common stock issued and outstanding. The holders of a majority of such common shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted as present in determining whether the quorum requirement is satisfied. A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the broker or nominee does not have discretionary voting power and the beneficial owner has not checked one of the boxes on the proxy card.

     Each common share entitles the holder thereof to one vote in the election of the nominees for directors, ratification of the selection of the independent auditor and on any other matter that may properly come before the Annual Meeting. Stockholders are not entitled to cumulative voting in the election of directors. Directors are elected and the independent auditors are ratified by the affirmative vote of a majority of the holders of the common shares present in person or by proxy and entitled to vote at the Annual Meeting. With respect to the election of directors, votes may be cast for or withheld from each nominee. Abstentions with respect to any proposal will have the effect of a vote against the proposal. Broker non-votes are not considered to be shares "entitled to vote" (other than for quorum purposes), and will therefore have no effect on the outcome of any of the matters to be voted upon at the Annual Meeting.


     Proxies in the accompanying form, which are properly completed, executed and duly returned to the Secretary of Menley & James and not revoked prior to exercise, will be voted in accordance with the instructions contained therein. If a proxy is executed and returned without instructions as to how it is to be voted, such proxy will be voted for the election of the directors and ratification of the selection of the independent auditor. Each proxy granted pursuant to this solicitation is revocable and may be revoked at any time prior to its exercise, provided written notice of revocation is received by the Secretary of Menley & James prior to the Annual Meeting. A stockholder who attends the Annual Meeting in person may, if he or she wishes, vote by ballot at the Annual Meeting, thereby canceling any proxy previously given by such stockholder.

     Officers and employees of Menley & James may solicit proxies by personal interview, mail, telegraph or telephone. Brokers, bankers and other nominees will be reimbursed for out-of-pocket and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the shares of common stock. Menley & James will bear all of the cost of preparing this Proxy Statement and all other costs in connection with solicitation of proxies for the Annual Meeting.


ITEM 1. ELECTION OF DIRECTORS

     The Board of Directors of Menley & James presently consists of six members. At the Annual Meeting, six directors will be elected to hold office for one-year terms until the 2000 Annual Meeting of Stockholders, and until their successors have been elected and qualified. The proxy will be voted in accordance with the directions thereon, or if no directions are indicated, for election of the six directors named below whose election has been proposed and recommended by the Board of Directors. If any nominee shall, prior to the Annual Meeting, become unavailable for election as a director, the persons named in the accompanying form of proxy will vote in their discretion for a nominee, if any, that may be recommended by the Board of Directors, or the Board of Directors may reduce the number of directors to eliminate the vacancy. The presence, in person or by proxy, of a majority of the outstanding common shares is required for a quorum for the election of directors at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum has been obtained.


             Information as to Nominees for Election as Directors

     Certain biographical information concerning the nominees for directors of Menley and James is set forth below:



                                                                                                      Year
                                                                                                  Directorship
Name                                   Age    Position with Menley & James                           Began
----                                  -----   ----------------------------                        ------------
Peter J. Carr (2) .................    43     Director                                               1990
Greg L. Kearl .....................    48     Director, Secretary & Treasurer                        1991
James T. McMillan, II (1) .........    52     Director                                               1996
Bruce W. Simpson (2) ..............    57     Director                                               1996
James E. Thomas (1)(2) ............    38     Director                                               1992
Lawrence D. White .................    53     Director, Chairman of the Board, President and         1990
                                              Chief Executive Officer

------------
(1) Member of the Audit Committee
(2) Member of the Compensation Committee

     Peter J. Carr has been a principal of Carr & Company, LLC, an investment and financial advisory company, since January 1990. Mr. Carr was formerly a Managing Director and a member of the Board of Directors of Dean Witter Capital Corporation and Dean Witter Realty Inc., where he was employed from September 1982 to December 1989. Mr. Carr is also President and Chairman of Empyrean Holdings Corporation, a private equity investment company. Mr. Carr is presently Chairman of the Compensation Committee.

     Greg L. Kearl has been the Secretary of Menley & James since its inception in 1990 and Treasurer since 1991. He has served as Executive Vice President of Menley & James from 1990 to November 1998, and as Chief Operating Officer of Menley & James from January 1991 to November 1998. From 1984 until May 1990, he was employed by SmithKline Consumer Products, a division of SmithKline Beecham Corporation, in a variety of positions, including Vice President of Sales from August 1986 until May 1990, Director -- New Products from August 1986 to November 1986, and National Sales Director from 1984 to August 1986. Prior to working at SmithKline, Mr. Kearl was at McNeil Consumer Products Company in a variety of positions including Eastern Regional Sales Manager from 1983 to 1984, Director of Special Markets Region from 1982 to 1983 and Director of Sales Administration from 1981 to 1982.

     James T. McMillan, II is the Chairman and Chief Executive Officer of Ferndale Laboratories, Inc., a pharmaceutical company. Mr. McMillan has served as Chairman of Ferndale Laboratories, Inc. since 1990. He joined Ferndale Laboratories, Inc. in 1985 as Vice Chairman and Chief Executive Officer.

     Bruce W. Simpson is the President of Genpharm Pharmaceuticals. From 1992 to 1998, he served as the President and Chief Executive Officer of Medeva Pharmaceuticals, Inc. (formerly Adams Laboratories, Inc.), a division of Medeva Plc. From 1973 to 1992, he was employed by Fisons Corporation in a variety of positions including Executive Vice President and General Manager of U.S. Operations from October 1988 to February 1992 and Vice President, Sales and Marketing, from June 1982 to October 1988.

     James E. Thomas has been employed since 1989 by E.M. Warburg, Pincus & Co., LLC, where he currently serves as a Managing Director. Prior to that, he was Vice President with Goldman Sachs International. Mr. Thomas is a Director of Anergen, Inc., Celtrix Pharmaceuticals, Inc., Transkaryotic Therapies, Inc., Xomed Surgical Products, Inc., Oxford GlycoSciences, plc and a number of privately-held companies. Mr. Thomas is presently Chairman of the Audit Committee.

     Lawrence D. White has served as Chief Executive Officer and President of Menley & James since its inception in 1990 and as Chairman of the Board since November 1990. From January 1986 to May 1990, he was Vice President of Marketing and Sales for SmithKline Consumer Products, a division of SB. Prior to working at SB, Mr. White was at Revlon's Norcliff Thayer Division as Vice President of Marketing from 1982 to 1985, as Director of Brand Management from 1981 to 1982, as Marketing Group Director from 1978 to 1981, and as a Brand Manager from 1977 to 1978.

     Menley & James has agreed that, so long as Warburg, Pincus Investors, L.P. ("Warburg") holds at least 20% of the outstanding common shares, Warburg will have the right to nominate up to two directors, and Menley & James will use its best efforts to cause such persons to remain on the Board of Directors, provided, however, that in no event does Warburg have the right under the agreement to nominate more than one-half of the number of directors serving at any time. Currently, only one director serves as a designee of Warburg, although Warburg has the right to nominate a second director. If Warburg owns less than 20% but more than 5% of the common shares, Warburg will have the right to nominate one director. Mr. Thomas has been nominated for director by Warburg. Officers are selected by and serve at the discretion of the Board of Directors.

     Menley & James' Restated Certificate of Incorporation provides that, to the fullest extent permitted by Delaware law, its directors shall not be liable for monetary damages for breach of the directors' fiduciary duty of care to Menley & James and its stockholders. This provision in the Restated Certificate of Incorporation does not eliminate the duty of care and in appropriate circumstances, equitable remedies such as injunction, rescission or other forms of nonmonetary relief would remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to Menley & James, for acts or omissions not taken or made in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's liabilities under any other laws, such as the federal securities law.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE SIX DIRECTORS NAMED ABOVE.

               Board of Directors' Meetings, Committees and Fees

     The Board of Directors met nine times during 1998.

     In 1998, the Board of Directors had standing Audit and Compensation Committees. The Audit Committee is comprised of James T. McMillan, II and James
E. Thomas. The Compensation Committee is comprised of Peter J. Carr, Bruce W. Simpson and James E. Thomas. The Board of Directors has no standing Nominating Committee.

     The Audit Committee recommends to the Board of Directors the engagement of the independent auditors of Menley & James and reviews with the independent auditors the scope and results of Menley & James' audits. The Audit Committee meets with management and with Menley & James' independent auditors to review matters relating to the quality of financial reporting and internal accounting control, including the nature, extent and results of their audits, and otherwise maintains communications between Menley & James' independent auditors and the Board of Directors. The Audit Committee met one time during 1998.

     The Compensation Committee reviews the performance of corporate officers, establishes overall employee compensation policies and recommends to the Board of Directors major compensation programs. The Compensation Committee also reviews and approves salary arrangements and other remuneration for executive officers of Menley & James and is responsible for review of certain employee benefit plans. The Compensation Committee met one time during 1998.

     During 1998, each of the directors attended at least 75% of the aggregate of (i) all Board meetings, and (ii) all Committee meetings of which he was a member.

     Menley & James has agreed to compensate Mr. McMillan and Mr. Simpson for serving on the Board of Directors through an annual grant of a stock option for 15,000 common shares at the current market price on the date of grant. Except for the above named directors, Menley & James presently does not pay its other directors for serving on the Board of Directors or its committees. Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings.


                Certain Relationships and Related Transactions

     James Thayer McMillan, II is a director of Menley & James and is also the Chairman and Chief Executive Officer of Ferndale Laboratories, Inc. In 1998, Ferndale Laboratories, Inc. sold $203,198 in product to Menley & James.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information, as of the March 19, 1999, regarding the beneficial ownership of common shares by (i) each person known by Menley & James to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each director of Menley & James, (iii) each of the named executive officers, and (iv) all directors and named executive officers of Menley & James as a group. As of such date, there were 6,169,040 common shares outstanding. Except as otherwise noted, the named beneficial owner has sole voting and investment power with respect to the common shares.




                                                                            Amount and Nature        Percent
Name and Address                                                         of Beneficial Ownership     of Class
----------------                                                         -----------------------     ---------
Warburg, Pincus Investors, L.P. (1) .................................           3,020,478              49.0%
 466 Lexington Avenue
 New York, New York 10017
OTC Group L.P. (2) ..................................................              93,100               1.5%
James E. Thomas (1) .................................................           3,020,478              49.0%
 466 Lexington Avenue
 New York, New York 10017
Peter J. Carr .......................................................             169,357               2.7%
James T. McMillan, II (3) ...........................................             130,000               2.1%
Bruce W. Simpson (4) ................................................              45,000               0.7%
Lawrence D. White (5) ...............................................             295,121               4.8%
Greg L. Kearl (6) ...................................................             277,021               4.5%
William W. Yeager (7) ...............................................              15,300               0.2%
All named executive officers and directors as a group (7 persons) (8)           3,952,277              62.2%

------------
(1) Warburg, Pincus Investors, L.P. ("Warburg, Pincus") is a Delaware limited partnership engaged in making venture capital and related investments. The sole general partner of Warburg, Pincus is Warburg, Pincus & Co., a New York general partnership ("WP"). E.M. Warburg, Pincus & Co., LLC ("EMW LLC") manages Warburg, Pincus. The members of EMW LLC are substantially the same as the partners of WP. Lionel I. Pincus is the managing partner of WP and the managing member of EMW LLC and may be deemed to control both WP and EMW LLC. WP, as the sole general partner of Warburg, Pincus, has a 20% interest in the profits of Warburg, Pincus. Mr. Thomas, a director of Menley & James, is a Managing Director and member of EMW LLC and a general partner of WP. As such, Mr. Thomas may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934 (the "Exchange Act")) in an indeterminate portion of the common shares beneficially owned by Warburg, Pincus and WP. All of the common shares indicated as owned by Mr. Thomas are owned directly by Warburg, Pincus and are included because of Mr. Thomas' affiliation with Warburg, Pincus. Mr. Thomas disclaims "beneficial ownership" of these common shares within the meaning of Rule 13d-3 under the Exchange Act, except to the extent of his indirect pecuniary interest.


(2) Peter J. Carr is currently the general partner of OTC Group L.P. Mr. Carr is deemed to have beneficial ownership of the common shares that are owned by OTC Group L.P.


(3) Includes (i) 85,000 common shares held by the James T. McMillan, II Trust, and (ii) 45,000 common shares issuable upon exercise of options which are currently exercisable.


(4) Represents 45,000 common shares issuable upon exercise of options which are currently exercisable.


(5) Includes 38,000 common shares issuable upon exercise of options which are currently exercisable.


(6) Includes 38,000 common shares issuable upon exercise of options which are currently exercisable.


(7) Represents 15,300 common shares issuable upon exercise of options which are currently exercisable.


(8) Includes 181,300 common shares issuable upon exercise of options which are currently exercisable.

                EXECUTIVE COMPENSATION AND RELATED INFORMATION

     The information below is provided with respect to the compensation of Mr. White, the Chief Executive Officer of Menley & James, Mr. Kearl, Menley & James' former Chief Operating Officer during part of 1998 and Mr. Yeager, Menley & James' former Chief Financial Officer for part of 1998, as the only other named executive officers whose aggregate compensation in 1998 exceeded $100,000.


Compensation Committee Report on Executive Compensation

     Menley & James' executive compensation policies are formulated by the Compensation Committee of the Board of Directors. Menley & James maintains a philosophy that compensation of its executive officers should be competitive with similarly situated executives of its competitors and peer companies. In addition, compensation is linked to each executive officer's performance, as well as the overall operating performance of Menley & James. The Compensation Committee may make discretionary increases in the salary based on the executive's contribution to Menley & James.

     Executive officers may also receive grants of stock options annually under the Menley & James' Amended and Restated 1991 Stock Option Plan. Options are granted at a price equal to the fair market value of the Menley & James' common shares on the date of grant. The Board of Directors feels that annual grants of stock options at or above fair market value are an effective means of aligning an executive's compensation with the interests of stockholders, since the value of such options are tied directly to increases in the market value of Menley & James common shares. Pursuant to the sale, the life of options to purchase common shares held by all terminated employees, including terminated executive officers, was extended such that the options remain exercisable for a period of one year after the date the employees were terminated.

     Executive officers may also participate in Menley & James' tax-qualified employee savings and investment and retirement plan (the "Savings and Retirement Plan") on the same basis as other employees of Menley & James. In 1998, Menley & James contributed 1% to each eligible employee's account under the Savings and Retirement plan without regard to such employee's level of contribution. Amounts contributed to the Savings and Retirement Plan by an employee may not exceed the lesser of 15% of total compensation on a pre-tax basis or the statutorily prescribed annual limit ($10,000 in 1998) in any year. Menley & James maintains the Savings and Retirement Plan for the benefit of all employees who meet the eligibility requirements and does not maintain any special or additional retirement arrangements for its executive officers.

     As a result of the sale of substantially all of its assets to Numark in November 1998, Menley & James currently employs only one executive, Mr. White.







                     COMPENSATION COMMITTEE

                     Peter J. Carr
                     Bruce W. Simpson
                     James E. Thomas

                          Summary Compensation Table

     The table below sets forth all compensation paid by Menley & James to each of Messrs. White, Kearl and Yeager for the last three years.


                                                                                   All other
Name and Principal Position                  Year       Salary      Bonus        Compensation
---------------------------                  ----      --------     -----        ------------
Lawrence D. White, Director, President and   1998      $190,000       0           $  4,983 (1)
 Chief Executive Officer .................   1997      $190,000       0           $  6,362
                                             1996      $190,000       0           $  6,522
Greg L. Kearl, Director, Secretary and       1998      $156,714       0           $279,559 (3)
 Treasurer (2) ...........................   1997      $174,500       0           $  4,982
                                             1996      $174,500       0           $  4,718
William W. Yeager (4) ....................   1998      $102,684       0           $ 65,960 (5)
                                             1997      $106,000       0           $  2,120
                                             1996      $103,792       0           $  2,076

------------
(1) Represents insurance premiums paid by Menley & James in the amount of $3,083 for disability and term life insurance for the benefit of Mr. White and contributions by Menley & James to Mr. White's account in the Savings and Retirement Plan in the amount of $1,900.

(2) Mr. Kearl served as the Executive Vice President and Chief Operating Officer up until November 23rd in 1998.

(3) Represents insurance premiums paid by Menley & James in the amount of $1,814 for disability and term life insurance for the benefit of Mr. Kearl, contributions by Menley & James to Mr. Kearl's account in the Savings and Retirement Plan in the amount of $1,745 and severance payment in the amount of $276,000.

(4) Mr. Yeager served as the Chief Financial Officer up until November 23rd in 1998.

(5) Represents contributions by Menley & James to Mr. Yeager's account in the Savings and Retirement Plan in the amount of $1,093, severance payment in the amount of $55,000, and consulting fees in the amount of $9,867.


                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year End Option Values

     This table provides information regarding the exercise of options during the fiscal year and the number and value of unexercised options held at year end.




                                                                      Number of
                                                                      Securities        Value of
                                                                      Underlying       Unexercised
                                                                     Unexercised      In-the-Money
                                                                       Options           Options
                                                                    at Fy-End (#)     at Fy-End ($)
                               Shares Acquired         Value         Exercisable/     Exercisable/
Name                           on Exercise (#)     Realized ($)     Unexercisable     Unexercisable
----                           ---------------     ------------    --------------     -------------
Lawrence D. White .........          0                  0            38,000/--         $39,178/--
Greg L. Kearl .............          0                  0            38,000/--         $39,178/--
William W. Yeager .........          0                  0            15,300/--         $15,759/--

Employment Contracts and Termination of Employment and Change-in-Control
                                 Arrangements

     Mr. White has a severance agreement with Menley & James, effective October 25, 1995, under which he is entitled to receive severance pay and other benefits in certain situations upon his termination of employment. If termination occurs for reasons other than a change of control, cause or disability, or if Mr. White resigns as a result of constructive termination, then he is entitled to (i) a lump sum payment of one year's base salary at the rate in effect immediately before the date of termination and (ii) additional monthly payments, if he has not secured other full-time employment by the first anniversary of the date of termination, beginning on the first anniversary of the date of termination, for no more than six months or until he has secured full-time employment. Health and life insurance benefits would also continue for eighteen months following such termination. In certain situations where Mr. White resigns or is terminated following a change in control of Menley & James, he is entitled to a lump sum payment of one year's base salary in effect immediately prior to the date of termination. The agreement also provides for payment in the amount of six-month's base salary upon termination for disability or death.

     Pursuant to the September 24, 1998, severance agreement with Mr. Kearl, Menley & James paid Mr. Kearl $276,000 as severance payment when the sale to Numark was consummated.


          Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee in 1998 were Peter J. Carr, Bruce W. Simpson and James E. Thomas. No member of the Compensation Committee is either presently or formerly an officer or employee of Menley & James. No executive officer of Menley & James served on any board of directors or compensation committee of any entity, other than Menley & James, with which any member of the Compensation Committee is affiliated.

                               Performance Graph

     The graph set forth below compares the yearly percent change in the cumulative total stockholder return on Menley & James' common shares during the five-year period ending December 31, 1998, against the cumulative total return on the NASDAQ Stock Index and the NASDAQ Pharmaceutical Stock Index, assuming $100 was invested on January 1, 1994. Comparison is made to the NASDAQ Pharmaceutical Stock Index because Menley & James was operated as a pharmaceutical company until the sale of its assets on November 23, 1998.

     [The following table was represented by a line graph in the printed document.]

                                 NASDAQ
                MENLEY       PHARMACEUTICAL        NASDAQ
               & JAMES           STOCKS         STOCK INDEX
1993             100               100              100
1994              50                75               98
1995              65               138              138
1996              95               139              170
1997             100               143              208
1998             182               183              293

            Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires Menley & James' directors and executive officers, and persons who own more than 10% of Menley & James' common shares to file initial reports of beneficial ownership and changes in beneficial ownership of Menley & James' common shares with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Such persons are also required by SEC regulation to furnish Menley & James with copies of all Section 16(a) forms they file. To Menley & James' knowledge, based solely on a review of the copies of such reports furnished to Menley & James and written representations as to transactions for which reports are required, during 1998 such individuals complied with all Section 16(a) filing requirements.

ITEM 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     Upon recommendation of the Audit Committee, the Board of Directors proposes and recommends that the stockholders ratify the selection of the firm of Ernst & Young LLP to serve as independent auditors of Menley & James for the year ended December 31, 1999. Ernst & Young LLP has served as Menley & James' independent auditors from 1990 to 1998. Unless otherwise directed by the stockholders, proxies will be voted for approval of the selection of Ernst & Young LLP to audit Menley & James consolidated financial statements for the year ended December 31, 1999. Ernst & Young is not expected to have a representative present at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS MENLEY & JAMES' INDEPENDENT AUDITORS FOR 1999.

                  Date For Submission Of Stockholder Proposal

     Any proposal intended to be presented by a stockholder for action at the 2000 Annual Meeting must, in addition to meeting the stockholder eligibility and other requirements of the Securities and Exchange Commission's rules governing such proposals, be received not later than December 17, 1999, by the President of Menley & James at the company's principal executive offices, 125 Strafford Avenue, Suite 300, Wayne, Pennsylvania 19087, to be eligible for inclusion in Menley & James' proxy materials for that meeting. In addition, the execution of a proxy solicited by Menley & James in connection with the 2000 Annual Meeting of Stockholders shall confer on the designated proxyholder discretionary voting authority to vote on any stockholder proposal which is not included in Menley & James' proxy materials for such meeting and for which Menley & James has received notice later than March 2, 2000, at the above listed address of its principal executive offices.

PROXY

                              MENLEY & JAMES, INC.

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                        DIRECTORS OF MENLEY & JAMES, INC.
                             IN CONNECTION WITH ITS
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 19, 1999

   The undersigned stockholder of Menley & James, Inc. hereby appoints Lawrence
D. White and Greg L. Kearl, or either of them, the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution to vote all the shares of Menley & James' common stock, $.01 par value per share, which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Menley & James to be held on May 19, 1999, and at any adjournment or postponement of such meeting, with all powers which the undersigned would possess if personally present, in the manner indicated on the reverse side of this proxy and upon such other business as may lawfully come before the meeting. IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND ITEM 2 AS INDICATED ON THE REVERSE SIDE HEREOF.

-------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

                                                         Please mark
                                                         your votes as
                                                         indicated in    [X]
                                                         this example.

1. ELECTION OF DIRECTORS.
   NOMINEES: Peter J. Carr, Greg L. Kearl, James T. McMillan II, Bruce W. Simpson, James E. Thomas, and Lawrence D. White, each as a Director of Menley & James to serve until Menley & James' 2000 Annual Meeting and until their successors are elected and qualified.

   For all nominees listed above          Withhold Authority to vote for
  (except as marked to the contrary)      all nominees listed above
              [ ]                                  [ ]

     (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

2. Ratification of Ernst & Young LLP as the independent certified public accountants of the corporation.

   FOR       AGAINST          ABSTAIN
   [ ]        [ ]               [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

   Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. if a partnership, please sign in partnership name by authorized person.

   If no direction is made, this proxy will be voted FOR proposals 1 and 2.

Signature_________________________________________________ Dated:_________, 1999

Signature if held jointly__________________________________________

                  PLEASE SIGN, DATE, AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

                                ADMISSION TICKET

                                 Annual Meeting
                                       of
                              Menley & James, Inc.
                            Wednesday, May 19, 1999
                                   10:00 a.m.
                        Hotel Inter-Continental New York
                              111 East 48th Street
                               New York, New York
===============================================================================

                                     Agenda

         * Election of Directors
         * Ratification of the appointment of independent public accountants
         * Report on the progress of Menley & James
         * Discussion on matters of current interest
         * Informal discussion among stockholders in attendance

===============================================================================